Rule 497(e)

File Nos. 333-147743 and 811-08183

SCHWAB ONESOURCE ANNUITY®

SUPPLEMENT Dated May 30, 2008

To the Prospectus dated May 1, 2008 for the

Variable Annuity-1 Series Account

of First Great-West Life & Annuity Insurance Company

Effective immediately, the PIMCO VIT High Yield Fund and the PIMCO VIT Low Duration Bond Fund (the “Applicable Funds”) may invest up to 10% of their respective total assets in preferred stocks.

Accordingly, the following sentence is added to the end of the last paragraph of each of the Applicable Funds’ descriptions in the “The Portfolios” section beginning on page 17 of the Prospectus:

“The Fund may also invest up to 10% of its total assets in preferred stocks.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2008. Please keep this supplement for future reference.